EXHIBIT 10.2

Williams-Sonoma, Inc.	1993 STOCK
Notice of Grant of Stock Options	OPTION PLAN
SAMPLE AGREEMENT

[Name]

[Address]

Williams-Sonoma, Inc. (the “Company”), pursuant to its 1993 Stock Option Plan (the “Plan”), hereby grants to [Name] (“Optionee”) an option to purchase the number of shares of the Company’s Common Stock set forth below. By the signatures below both parties agree that this Option is subject to all of the terms and conditions as set forth in this notice and in the Stock Option Agreement and the Plan, both of which are attached to this notice and incorporated into this notice in their entirety.

Date of Notice:
Option Number:
Grant Date:
Number of Shares Optioned:
Plan:	1993 Stock Option Plan
Exercise Price Per Share:
Type of Option:
Vesting Commencement Date:
Option Expiration:

Vesting Schedule: Subject to accelerated vesting as set forth in duly authorized written agreements by and between Optionee and the company and to Optionee’s continued service as a Non-employee Director or employee of the Company on each relevant vesting date, the shares of Common Stock subject to the Option shall vest as follows:

Vesting Period Full Vesting Date	Vesting Type	Shares
__________	__________	__________

Additional Terms/Acknowledgements: The undersigned Optionee acknowledges receipt of, and understands and agrees to, this Grant Notice, the Stock Option Agreement and the Plan. Unless otherwise defined in this notice, capitalized terms used in this notice shall have the meaning set forth in the Plan and the Stock Option Agreement.

Chief Executive Officer	[Name]
Williams-Sonoma, Inc.

Date	Date

WILLIAMS-SONOMA, INC.

1993 AMENDED AND RESTATED STOCK OPTION PLAN

NONQUALIFIED STOCK OPTION AGREEMENT

This NONQUALIFIED STOCK OPTION AGREEMENT (together with the attached Notice of Grant of Stock Options (the “Grant Notice”), the “Agreement”) is made and entered into as of the date set forth on the Grant Notice (the “Grant Date”) by and between WILLIAMS-SONOMA, INC., a California corporation (the “Company”), and, the individual set forth on the Grant Notice (the “Optionee”). All capitalized terms not specifically defined herein shall have the meanings set forth in the Company’s 1993 Amended and Restated Stock Option Plan (the “Plan”).

R E C I T A L S

A. The Board of Directors and shareholders of the Company originally approved and adopted the Plan on March 17, 1993 and May 26, 1993, respectively. The Plan provides for the granting to key employees or directors of the Company or any of its Affiliates as the Compensation Committee (the “Committee”) may from time to time select, of options to purchase shares of Common Stock.

B. Pursuant to the Plan, the Plan is administered by the Committee appointed by and comprised of members of the Company’s Board of Directors.

C. Pursuant to the Plan, the Committee has determined that it is to the advantage and best interests of the Company and its shareholders to grant a nonqualified stock option to Optionee covering the number of shares of the Company’s Common Stock (the “Shares”) indicated in the Grant Notice as an inducement to remain in the service of the Company and as an incentive for increased effort during such service, and has approved the execution of this Nonqualified Stock Option Agreement between the Company and Optionee.

D. The option granted hereby is not intended to qualify as an “incentive stock option” under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).

NOW, THEREFORE, the parties hereto agree as follows:

1. Grant of Option. The Company grants to Optionee the right and option (“Option”) to, on the terms and conditions set forth in the Plan and this Agreement, all or any part of the aggregate number of Shares set forth on the Grant Notice at the purchase price set forth on the Grant Notice, which price is not less than one-hundred percent (100%) of the fair market value of the Common Stock (as determined pursuant to the Plan) on the Grant Date. The Option shall be exercisable from time to time in accordance with the provisions of this Agreement during a period expiring on the date of Option Expiration as set forth on the Grant Notice (the “Expiration Date”) or earlier in accordance with Section 4.

2. Vesting. Subject to the provisions of the Plan and the other provisions of this Agreement, this Option shall vest and become exercisable in accordance with the schedule set forth in the Grant Notice.

Subject to earlier termination of the Option under Section 4, Optionee may purchase all or any part of the Shares subject to the vested portion of this Option which Optionee theretofore failed to purchase; provided, however, that in no event may Optionee purchase any Shares subject to the Option after the Expiration Date. In each case the number of Shares which may be purchased shall be calculated to the nearest full Share.

3. Manner of Exercise. This Option shall be exercisable by notice to the Company either from Optionee’s broker or from Optionee. This notice shall specify the number of Shares to be purchased and shall be accompanied by payment to the Company of the full purchase price of the Shares to be purchased solely through one of the following means and in each case complying with applicable law (including, without limitation, state and federal margin requirements): (i) in cash or by check payable to the order of the Company, (ii) by delivery of shares of Common Stock of the Company already owned by, and in the possession of, Optionee, valued at their fair market value (as determined in accordance with the Plan), or (iii) through a “cashless exercise” program implemented by the Company, or (iv) any combination thereof. This Option may not be exercised for a fraction of a Share and no partial exercise of this Option may be for less than (a) one hundred (100) Shares or (b) the total number of Shares then eligible for exercise, if less than one hundred (100) Shares.

This Option may be exercised (i) during the lifetime of Optionee only by Optionee; (ii) to the extent permitted by the Committee or by the terms of this Agreement, Optionee’s spouse if such spouse obtained the Option pursuant to a qualified domestic relations order as defined by the Code or Title I of ERISA, or the rules thereunder (“Qualified Domestic Relations Order”); and (iii) after Optionee’s death by his or her transferees by will or the laws of descent or distribution.

4. Termination of Employment; Death or Permanent Disability. If Optionee ceases to be employed by the Company or one of its Affiliates for any reason other than Optionee’s death or “permanent disability” (within the meaning of Section 22(e)(3) of the Code), the Option shall be exercisable until the earlier of (i) the Expiration Date or (ii) or a date three (3) months after the date Optionee ceases to be an employee of the Company or such Affiliates, to the extent exercisable on the date of such cessation of employment, and shall thereafter expire and be void and of no further force or effect. A leave of absence approved in writing by the Committee shall not be deemed a termination of employment for the purposes of this Section 4, and the Option may be exercised during any such leave of absence, except during the first three (3) months thereof. If Optionee dies or becomes “permanently disabled” while Optionee is employed by the Company or one of its Affiliates, the Option shall expire on the earlier of (i) the Expiration Date or (ii) a date one (1) year after the date of such death or “permanent disability,” to the extent exercisable on the date of death or “permanent disability,” and shall thereafter expire and be void and of no further force or effect. During such period after death, the Option may, to the extent that it remained unexercised (but exercisable by Optionee according to the Option’s terms) on the date of such death, be exercised by the person or persons to whom Optionee’s rights under the Option shall pass by Optionee’s will or by the laws of descent and distribution or by Optionee’s spouse who obtained the Option pursuant to a Qualified Domestic Relations Order.

5. Shares to be Issued in Compliance with Federal Securities Laws and Exchange Rules. By accepting the Option, Optionee represents and agrees, for Optionee and his or her legal successors (by will or the laws of descent and distribution or through a Qualified Domestic Relations Order), that none of the Shares purchased upon exercise of the Option will be acquired with a view to any sale, transfer or distribution of said Shares in violation of the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder, or any applicable state “blue sky” laws. If required by the Committee at the time the Option is exercised, Optionee or any other person entitled to exercise the Option shall furnish evidence satisfactory to the Company (including a written and signed representation) to such effect in form and substance satisfactory to the Company, including an indemnification of the Company in the event of any violation of the Securities Act, the Exchange Act, or state blue sky laws by such person. The Company shall use its best efforts and take all necessary and appropriate action to assure that the Shares issuable upon the exercise of this Option shall be issued in full compliance with the Securities Act, the Exchange Act, state blue sky laws and all applicable listing requirements of any principal securities exchange on which shares of the same class are listed.

6. Withholding of Taxes. Upon the exercise of this Option, the Company shall have the right to require Optionee or Optionee’s legal successor to pay the Company the amount of any taxes which the Company may be required to withhold with respect to such Shares.

7. No Assignment. This Option and all other rights and privileges granted hereby shall not be transferred, either voluntarily or by operation of law otherwise than by will or the laws of descent and distribution or pursuant to a Qualified Domestic Relations Order. Upon any attempt to so transfer or otherwise dispose of this Option or any other right or privileges granted hereby contrary to the provisions hereof, this Option and all rights and privileges contained herein shall immediately become null and void and of no further force or effect.

8. Participation by Optionee in Other Company Plans. Nothing herein contained shall affect the right of Optionee to participate in and receive benefits under and in accordance with the then current provisions of any pension, insurance, profit sharing or other employee welfare plan or program of the Company or of any subsidiary of the Company.

9. No Rights as a Shareholder Until Issuance of Stock Certificate. Neither Optionee nor any other person legally entitled to exercise this Option shall be entitled to any of the rights or privileges of a shareholder of the Company in respect of any Shares issuable upon any exercise of this Option unless and until a certificate or certificates representing such Shares shall have been actually issued and delivered to Optionee.

10. Not an Employment or Service Contract. Nothing herein contained shall be construed as an agreement by the Company or any of its Affiliates, express or implied, to employ Optionee or contract for Optionee’s services, to restrict the Company’s or such Affiliate’s right to discharge Optionee or cease contracting for Optionee’s services for any reason whatsoever or without any reason, or to modify, extend or otherwise affect in any manner whatsoever, the terms of any employment agreement or contract for services which may exist between Optionee and the Company or any of its Affiliates.

11. Agreement Subject to Stock Option Plan. The Option hereby granted is subject to, and the Company and Optionee agree to be bound by, all of the terms and conditions of the Plan, as the same shall be amended from time to time in accordance with the terms thereof, but no such amendment shall adversely affect Optionee’s rights under this Option without the prior written consent of Optionee.

12. Governing Law. The interpretation, performance and enforcement of this Agreement shall be governed by the internal substantive laws of the State of California without regard to the conflicts of law provisions of California or any other jurisdiction.

13. Modifications. This Agreement may be amended, altered or modified adversely to the Optionee’s interests only by a writing signed by each of the parties hereto.

14. Additional Documents. Each party agrees to execute any and all further documents and writings, and to perform such other actions, which may be or become reasonably necessary or expedient to be made effective and carry out this Agreement.

15. No Third-Party Benefits. Except as otherwise expressly provided in this Agreement, none of the provisions of this Agreement shall be for the benefit of, or enforceable by, any third-party beneficiary.

16. Successors and Assigns. Except as provided herein to the contrary, this Agreement shall be binding upon and inure to the benefit of the parties, their respective successors and permitted assigns.

17. No Assignment. Except as otherwise provided in this Agreement, the Optionee may not assign any of his, her or its rights under this Agreement without the prior written consent of the Company, which consent may be withheld in its sole discretion. The Company shall be permitted to assign its rights or obligations under this Agreement, but no such assignment shall release the Company of any obligations pursuant to this Agreement.

18. Severability. The validity, legality or enforceability of the remainder of this Agreement shall not be affected even if one or more of the provisions of this Agreement shall be held to be invalid, illegal or unenforceable in any respect.

19. Equitable Relief. The Optionee acknowledges that, in the event of a threatened or actual breach of any of the provisions of this Agreement, damages alone will be an inadequate remedy, and such breach will cause the Company great, immediate and irreparable injury and damage. Accordingly, the Optionee agrees that the Company shall be entitled to injunctive and other equitable relief, and that such relief shall be in addition to, and not in lieu of, any remedies they may have at law or under this Agreement.

20. Headings. The section headings in this Agreement are inserted only as a matter of convenience, and in no way define, limit, extend or interpret the scope of this Agreement or of any particular section.

21. Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

22. Complete Agreement. This Agreement and the Plan constitute the parties’ entire agreement with respect to the subject matter hereof and supersede all agreements, representations, warranties, statements, promises and understandings, whether oral or written, with respect to the subject matter hereof. Optionee agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee regarding any questions relating to the Plan and this Agreement.

Williams-Sonoma, Inc.	2000 NONQUALIFIED
Notice of Grant of Stock Options	STOCK OPTION PLAN
SAMPLE AGREEMENT

[Name]

[Address]

Williams-Sonoma, Inc. (the “Company”), pursuant to its 2000 Nonqualified Stock Option Plan (the “Plan”), hereby grants to [Name] (“Optionee”) an option to purchase the number of shares of the Company’s Common Stock set forth below. By the signatures below both parties agree that this Option is subject to all of the terms and conditions as set forth in this notice and in the Stock Option Agreement and the Plan, both of which are attached to this notice and incorporated into this notice in their entirety.

Date of Notice:
Option Number:
Grant Date:
Number of Shares Optioned:
Plan:	2000 Nonqualified Stock Option Plan
Exercise Price Per Share:
Type of Option:
Vesting Commencement Date:
Option Expiration:

Vesting Schedule: Subject to accelerated vesting as set forth in duly authorized written agreements by and between Optionee and the company and to Optionee’s continued service as a Non-employee Director or employee of the Company on each relevant vesting date, the shares of Common Stock subject to the Option shall vest as follows:

Vesting Period Full Vesting Date	Vesting Type	Shares

__________	__________	__________

Additional Terms/Acknowledgements: The undersigned Optionee acknowledges receipt of, and understands and agrees to, this Grant Notice, the Stock Option Agreement and the Plan. Unless otherwise defined in this notice, capitalized terms used in this notice shall have the meaning set forth in the Plan and the Stock Option Agreement.

Chief Executive Officer	[Name]
Williams-Sonoma, Inc.

Date	Date

WILLIAMS-SONOMA, INC.

2000 NONQUALIFIED STOCK OPTION PLAN

NONQUALIFIED STOCK OPTION AGREEMENT

This NONQUALIFIED STOCK OPTION AGREEMENT (together with the attached Notice of Grant of Stock Options (the “Grant Notice”), the “Agreement”) is made and entered into as of the date set forth on the Grant Notice by and between Williams-Sonoma, Inc., a California corporation (the “Company”), and the individual (the “Optionee”) set forth on the Grant Notice. All capitalized terms not specifically defined herein shall have the meanings set forth in the Company’s 2000 Nonqualified Stock Option Plan (the “Plan”).

R E C I T A L S

A. The Compensation Committee of the Board of Directors of the Company approved and adopted the Plan on July 21, 2000. The Plan provides for the granting of Options to such selected Employees who are not Officers or Directors as the Committee may from time to time select.

B. The Plan provides that it is to be administered by the Committee described therein.

C. Pursuant to the Plan, the Committee has determined that it is to the advantage and best interests of the Company and its shareholders to grant to Optionee an option (the “Option”) to purchase the number of shares of the Common Stock of the Company (the “Shares”) set forth on the Grant Notice, at the exercise price determined as in the Grant Notice, and in all respects subject to the terms, definitions and provisions of the Plan, which is incorporated herein by reference as an inducement to Optionee to remain in the service of the Company and as an incentive for increased effort during such service, and has approved the execution of this Agreement between the Company and Optionee.

D. The Option is not intended to qualify as an incentive stock option as contemplated by Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).

NOW, THEREFORE, the parties hereto agree as follows:

1. Grant of Option. The Company grants to Optionee the Option to purchase, on the terms and conditions set forth in the Plan and this Agreement, all or any part of the aggregate number of Shares set forth on the Grant Notice at the purchase price set forth on the Grant Notice, which price is not less than one-hundred percent (100%) of the fair market value of the Common Stock (as determined pursuant to the Plan) on the Grant Date. The Option shall be exercisable from time to time in accordance with the provisions of this Agreement during a period expiring on the date of Option Expiration as set forth on the Grant Notice (the “Expiration Date”) or earlier in accordance with Section 4.

2. Vesting. Subject to the provisions of the Plan and the other provisions of this Agreement, this Option shall vest and become exercisable in accordance with the schedule set forth in the Grant Notice.

Subject to earlier termination of the Option under Section 4, Optionee may purchase all or any part of the Shares subject to the vested portion of this Option which Optionee theretofore failed to purchase, provided, however, that in no event may Optionee purchase any Shares subject to the Option after the Expiration Date. In each case the number of Shares which may be purchased shall be calculated to the nearest full Share.

3. Manner of Exercise. This Option shall be exercisable by notice to the Company either from Optionee’s broker or from Optionee. This notice shall specify the number of Shares to be purchased and accompanied by payment to the Company of the full purchase price of the Shares to be purchased solely (i) in cash or by check payable to the order of the Company, or (ii) by delivery of shares of Common Stock already owned by, and in the possession of, Optionee for a period of at least six (6) months, valued at their fair market value (as determined in accordance with the Plan), or (iii) through a cashless exercise program implemented by the Company, or (iv) any combination of the foregoing. This Option may not be exercised for a fraction of a share and no partial exercise of this Option may be for less than (a) one hundred (100) Shares or (b) the total number of Shares then eligible for exercise, if less than one hundred (100) Shares.

The Option may be exercised (i) during the lifetime of Optionee only by Optionee; (ii) to the extent permitted by the Committee or by the terms of this Agreement, Optionee’s spouse if such spouse obtained the Option pursuant to a qualified domestic relations order as defined by the Code or Title I of ERISA, or the rules thereunder (“Qualified Domestic Relations Order”); and (iii) after Optionee’s death by his or her transferees by will or the laws of descent or distribution.

4. Termination of Employment; Death or Permanent Disability. If Optionee ceases to be employed by the Company for any reason other than Optionee’s death or “permanent disability” (within the meaning of Section 22(e)(3) of the Code), the Option shall be exercisable until the earlier of (i) the Expiration Date or (ii) or a date three (3) months after the date Optionee ceases to be an employee of the Company, to the extent exercisable on the date of such cessation of employment, and shall thereafter expire and be void and of no further force or effect. A leave of absence approved in writing by the Committee shall not be deemed a termination of employment for the purposes of this Section 4, and the Option may be exercised during any such leave of absence, except during the first three (3) months thereof. If Optionee dies or becomes “permanently disabled” while Optionee is employed by the Company, the Option shall expire on the earlier of (i) the Expiration Date or (ii) a date one (1) year after the date of such death or “permanent disability,” to the extent exercisable on the date of death or “permanent disability,” and shall thereafter expire and be void and of no further force or effect. During such period after death, the Option may, to the extent that it remained unexercised (but exercisable by Optionee according to the Option’s terms) on the date of such death, be exercised by the person or persons to whom Optionee’s rights under the Option shall pass by Optionee’s will or by the laws of descent and distribution or by Optionee’s spouse who obtained the Option pursuant to a Qualified Domestic Relations Order.

5. Shares to be Issued in Compliance with Federal Securities Laws and Exchange Rules. By accepting the Option, Optionee represents and agrees, for Optionee and his or her legal successors (by will or the laws of descent and distribution or through a Qualified Domestic

Relations Order), that none of the Shares purchased upon exercise of the Option will be acquired with a view to any sale, transfer or distribution of said Shares in violation of the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder, or any applicable state “blue sky” laws. If required by the Committee at the time the Option is exercised, Optionee or any other person entitled to exercise the Option shall furnish evidence satisfactory to the Company (including a written and signed representation) to such effect in form and substance satisfactory to the Company, including an indemnification of the Company in the event of any violation of the Securities Act, the Exchange Act, or state blue sky laws by such person. The Company shall use its best efforts and take all necessary and appropriate action to assure that the Shares issuable upon the exercise of the Option shall be issued in full compliance with the Securities Act, the Exchange Act, state blue sky laws and all applicable listing requirements of any principal securities exchange on which shares of the same class are listed.

6. Withholding of Taxes. Upon the exercise of the Option, the Company shall have the right to require Optionee or Optionee’s legal successor to pay the Company the amount of any taxes which the Company may be required to withhold with respect to such Shares.

7. No Assignment. The Option and all other rights and privileges granted hereby shall not be transferred, either voluntarily or by operation of law otherwise than by will or the laws of descent and distribution or pursuant to a Qualified Domestic Relations Order. Upon any attempt to so transfer or otherwise dispose of the Option or any other right or privileges granted hereby contrary to the provisions hereof, the Option and all rights and privileges contained herein shall immediately become null and void and of no further force or effect.

8. Participation by Optionee in Other Company Plans. Nothing herein contained shall affect the right of Optionee to participate in and receive benefits under and in accordance with the then current provisions of any pension, insurance, profit sharing or other employee welfare plan or program of the Company or of any subsidiary of the Company.

9. No Rights as a Shareholder Until Issuance of Stock Certificate. Neither Optionee nor any other person legally entitled to exercise the Option shall be entitled to any of the rights or privileges of a shareholder of the Company in respect of any Shares issuable upon any exercise of the Option unless and until a certificate or certificates representing such Shares shall have been actually issued and delivered to Optionee.

10. Not an Employment or Service Contract. Nothing herein contained shall be construed as an agreement by the Company or any of its Subsidiaries, express or implied, to employ Optionee or contract for Optionee’s services, to restrict the Company’s or such Subsidiary’s right to discharge Optionee for any reason whatsoever or without any reason or to modify, extend or otherwise affect in any manner whatsoever, the terms of any employment agreement or contract for services which may exist between Optionee and the Company or any of its Subsidiaries.

11. Agreement Subject to Stock Option Plan. The Option hereby granted is subject to, and the Company and Optionee agree to be bound by, all of the terms and conditions of the Plan, as the same shall be amended from time to time in accordance with the terms thereof, but no such amendment shall adversely affect Optionee’s rights under the Option without the prior written consent of Optionee.

12. Governing Law. The interpretation, performance and enforcement of this Agreement shall be governed by the internal substantive laws of the State of California without regard to the conflicts of law provisions of California or any other jurisdiction.

13. Modifications. This Agreement may be amended, altered or modified adversely to the Optionee’s interests only by a writing signed by each of the parties hereto.

14. Additional Documents. Each party agrees to execute any and all further documents and writings, and to perform such other actions, which may be or become reasonably necessary or expedient to be made effective and carry out this Agreement.

15. No Third-Party Benefits. Except as otherwise expressly provided in this Agreement, none of the provisions of this Agreement shall be for the benefit of, or enforceable by, any third-party beneficiary.

16. Successors and Assigns. Except as provided herein to the contrary, this Agreement shall be binding upon and inure to the benefit of the parties, their respective successors and permitted assigns.

17. No Assignment. Except as otherwise provided in this Agreement, the Optionee may not assign any of his, her or its rights under this Agreement without the prior written consent of the Company, which consent may be withheld in its sole discretion. The Company shall be permitted to assign its rights or obligations under this Agreement, but no such assignment shall release the Company of any obligations pursuant to this Agreement.

18. Severability. The validity, legality or enforceability of the remainder of this Agreement shall not be affected even if one or more of the provisions of this Agreement shall be held to be invalid, illegal or unenforceable in any respect.

19. Equitable Relief. The Optionee acknowledges that, in the event of a threatened or actual breach of any of the provisions of this Agreement, damages alone will be an inadequate remedy, and such breach will cause the Company great, immediate and irreparable injury and damage. Accordingly, the Optionee agrees that the Company shall be entitled to injunctive and other equitable relief, and that such relief shall be in addition to, and not in lieu of, any remedies they may have at law or under this Agreement.

20. Headings. The section headings in this Agreement are inserted only as a matter of convenience, and in no way define, limit, extend or interpret the scope of this Agreement or of any particular section.

21. Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

22. Complete Agreement. This Agreement and the Plan constitute the parties’ entire agreement with respect to the subject matter hereof and supersede all agreements, representations, warranties, statements, promises and understandings, whether oral or written, with respect to the subject matter hereof. Optionee agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee regarding any questions relating to the Plan and this Agreement.

Williams-Sonoma, Inc. Notice of Grant of Stock Options	2001 LONG-TERM INCENTIVE PLAN SAMPLE AGREEMENT FOR EMPLOYEES/EMPLOYEE BOARD MEMBERS

[Name]

[Address]

Williams-Sonoma, Inc. (the “Company”), pursuant to its 2001 Long-Term Incentive Plan (the “Plan”), hereby grants to [Name] (“Optionee”) an option to purchase the number of shares of the Company’s Stock set forth below. By the signatures below both parties agree that this Option is subject to all of the terms and conditions as set forth herein and in the Stock Option Agreement and the Plan, both of which are attached hereto and incorporated herein in their entirety.

Date of Notice:
Option Number:
Grant Date:
Number of Shares Optioned:
Plan:	2001 Long-Term Incentive Plan
Exercise Price per Share:
Type of Option:
Vesting Commencement Date:
Expiration Date:

Vesting Schedule: Subject to accelerated vesting as set forth in duly authorized written agreements by and between Optionee and the Company and to this Optionee’s continued service as an employee or director of the Company on each relevant vesting date, the shares of Stock subject to the Option shall vest as follows:

Vesting Period Full Vesting Date	Vesting Type	Shares
__________	__________	__________

Additional Terms/Acknowledgements: The undersigned Optionholder acknowledges receipt of, and understands and agrees to, this Grant Notice, the Stock Option Agreement and the Plan. Unless otherwise defined herein, capitalized terms used herein shall have the meanings set forth in the Plan and the Stock Option Agreement.

Chief Executive Officer	[Name]
Williams-Sonoma, Inc.

Date	Date

WILLIAMS-SONOMA, INC.

STOCK OPTION AGREEMENT

(Employee Grants Under 2001 Long-Term Incentive Plan)

THIS STOCK OPTION AGREEMENT (together with the attached Notice of Grant of Stock Options (the “Grant Notice”), the “Agreement”) is made and entered into as of the date set forth on the Grant Notice by and between Williams-Sonoma, Inc., a California corporation (the “Company”), and the individual (the “Optionee”) set forth on the Grant Notice.

A. Pursuant to the Williams-Sonoma, Inc. 2001 Long-Term Incentive Plan (the “Plan”), the Administrator hereby grants to Optionee an option (the “Option”) to purchase the number of shares of the Stock of the Company (the “Shares” or the “Option Shares”) set forth on the Grant Notice, at the exercise price determined as provided therein, and in all respects subject to the terms, definitions and provisions of the Plan, which is incorporated herein by reference.

B. Unless otherwise defined herein, capitalized terms used in this Agreement shall have the meanings set forth in the Plan.

NOW, THEREFORE, in consideration of the mutual agreements contained herein, the Optionee and the Company hereby agree as follows:

1. Grant and Terms of Stock Option.

1.1 Grant of Option. Pursuant to the Grant Notice, the Company has granted to the Optionee the right and option to purchase, subject to the terms and conditions set forth in the Plan and this Agreement, all or any part of the number of Shares of the Stock of the Company set forth on the Grant Notice at a purchase price per Share equal to the exercise price per Share (as may be adjusted in accordance with Section 3(c) of the Plan) set forth on the Grant Notice. If the Grant Notice indicates (under “Type of Option”) that this Option is an “ISO”, then this Option is intended by the Company and Optionee to be an Incentive Stock Option. However, if this Option is intended to be an ISO, to the extent that it exceeds the $100,000 rule of Code Section 422(d) it shall be treated as a Nonqualified Stock Option. If the Grant Notice indicates that this Option is a “NQ”, then this Option is not intended to be an Incentive Stock Option and is instead intended to be a Nonqualified Stock Option. Subject to Section 11 of the Plan, in the event of a conflict between the terms and conditions of the plan and the terms and conditions of this Agreement, the terms and conditions of the Plan shall prevail.

1.2 Vesting and Exercisability. Subject to the provisions of the Plan and the other provisions of this Agreement, this Option shall vest and become exercisable in accordance with the schedule set forth in the Grant Notice. Notwithstanding the foregoing, in the event Optionee incurs a Termination of Continuous Service for any reason, with or without Cause, including as a result of death or Disability, this Option shall immediately cease vesting and shall be cancelled to the extent of the number of Shares as to which this Option has not vested as of the date of termination. For purposes of this Agreement, a “Termination of Continuous Service” shall mean that the Optionee ceases to be an employee of the Company and its Subsidiaries for any reason and has not simultaneously become a Non-employee Director of the Company or vice versa. For purposes of this Agreement, “Cause” shall have the meaning set forth in an Optionee’s employment agreement (if any) with the Company or its Subsidiary, or if not defined therein, shall mean (i) acts or omissions by the Optionee which constitute intentional material misconduct or a knowing violation of a material policy of the Company or any of its Subsidiaries, which such misconduct or violation could cause material liability to the Company or material damage to the reputation of the Company, (ii) the Optionee personally receiving a material benefit in money, property or services from the Company or any of its Subsidiaries, in material violation of applicable law or Company policy, (iii) an act of fraud, conversion, misappropriation or embezzlement by the Optionee or Optionee’s conviction of, or entering a guilty plea or plea of no contest with respect to, a felony or the equivalent thereof (other than a DUI), or (iv) any material misuse or improper disclosure of confidential or proprietary information of the Company.

1.3 Term of Option. In no event may any portion of this Option be exercised after the Option Expiration Date set forth on the Grant Notice. In the event Optionee incurs a Termination of Continuous Service for any reason, this Option shall be cancelled as to any unvested Shares as provided in Section 1.2, and shall terminate and be cancelled with respect to any vested Shares on the earlier of (i) the Expiration Date, or (ii) a date three (3) months after Optionee incurs a Termination of Continuous Service (except in the case of termination as a result of Optionee’s Disability or death or in the case of the Optionee’s death within thirty (30) days following his or her Termination of Continuous Service, in which case the three (3) month period does not apply); provided, however, if Optionee incurs a Termination of Continuous Service for Cause, this entire Option shall be cancelled and terminated as of the date of such Termination of Continuous Service and shall no longer be exercisable as to any Shares, whether or not previously vested; or (iii) a date that is one hundred eighty (180) days after Optionee’s death if Optionee dies within thirty (30) days following his or her Termination of Continuous Service; or (iv) a date that is one hundred eighty (180) days after Optionee incurs a Termination of Continuous Service by reason of Optionee’s death, or Disability. Notwithstanding anything to the foregoing, in no event shall the Expiration Date be a date that is more than ten (10) years from the date of grant.

2. Method of Exercise.

2.1 Delivery of Notice of Exercise. This Option shall be exercisable by notice to the Company either from Optionee’s broker or from Optionee. This notice shall state the election to exercise this Option, the number of Shares in respect of which this Option is being exercised, and such other representations and agreements with respect to such Shares as may be required by the Company pursuant to the provisions of this Agreement and the Plan. Such written notice shall be signed by Optionee (or by Optionee’s beneficiary or other person entitled to exercise this Option in the event of Optionee’s death under the Plan) and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the exercise price. This Option shall not be deemed exercised until the Company receives such written notice accompanied by the exercise price and any other applicable terms and conditions of this Agreement are satisfied. This Option may not be exercised for a fraction of a Share.

2.2 Restrictions on Exercise. No Shares will be issued pursuant to the exercise of this Option unless and until there shall have been full compliance with all applicable requirements of the Securities Act of 1933, as amended (whether by registration or satisfaction of exemption conditions), all Applicable Laws, and all applicable listing requirements of any national securities exchange or other market system on which the Stock is then listed. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be necessary or appropriate, in the judgment of the Administrator, to comply with any Applicable Law. Assuming such compliance, for income tax purposes the exercised Shares will be considered transferred to the Optionee on the date the Option is exercised with respect to such exercised Shares.

2.3 Method of Payment. Payment of the exercise price shall be made in full at the time of exercise in cash or by check payable to the order of the Company, or by any of the following, at the election of Optionee: (i) by delivery of shares of unrestricted Stock already owned by Optionee for a period of at least six months, (ii) by delivery of a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver the Company cash or a check payable and acceptable to the Company to pay the purchase price, in accordance with the terms of the Plan, or (iii) by any combination of the foregoing, including in combination with cash or check payable to the order of the Company. Shares of Stock used to satisfy the exercise price of this Option shall be valued at their Fair Market Value determined on the date of exercise. In addition, the Administrator may impose such other conditions in connection with the delivery of shares of Stock in satisfaction of the exercise price as it deems appropriate in its sole discretion.

2.4 Notice of Disqualifying Disposition of Incentive Stock Option. If this Option is an Incentive Stock Option and the Optionee sells or otherwise disposes of any of the Shares acquired upon exercise of this Option on or before the later of (i) two years after the date of grant, or (ii) one year after the date such Shares were acquired, the Optionee shall immediately notify the Company in writing of such disposition. The Optionee agrees that he or she may be subject to income tax withholding by the Company on the taxable income recognized as a result of such disposition and that the Optionee shall be required to satisfy such withholding obligations either by making a payment to the Company in cash or by withholding from current earnings of the Optionee.

3. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution or to a beneficiary designated pursuant to the Plan, and may be exercised during the lifetime of Optionee only by Optionee. Subject to all of the other terms and conditions of this Agreement, following the death of Optionee, this Option may, to the extent it remained unexercised (but vested and exercisable by Optionee in accordance with its terms) on the date of death, be exercised by Optionee’s beneficiary or other person entitled to exercise this Option in the event of Optionee’s death under the Plan. Notwithstanding the first sentence of this Section 3, (i) if this Option is a Nonqualified Stock Option, this Option may be transferred during the Optionee’s lifetime to one or more members of his or her “immediate family” (as such term is defined pursuant to Rule 701 of the Securities Exchange Act of 1933, as amended, and the regulations thereunder) or to trusts for the benefit of such family members, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of the Plan and this Agreement.

4. General.

4.1 Withholding Taxes. Optionee agrees to make appropriate arrangements with the Company (or the Parent or Subsidiary employing or retaining Optionee) for the satisfaction of all federal, state, local and foreign income and employment tax withholding requirements applicable to the Option exercise. Optionee acknowledges and agrees that the Company may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

4.2 Governing Law. This Agreement shall be governed by and construed under the internal substantive laws of the state of California, without regard to the conflicts of law provisions of California or any other jurisdiction.

4.3 Notices. Any notice required or permitted under this Agreement shall be given in writing by express courier or by postage prepaid, United States registered or certified mail, return receipt requested, to the address set forth below or to such other address for a party as that party may designate by 10 days advance written notice to the other parties. Notice shall be effective upon the earlier of receipt or 3 days after the mailing of such notice.

If to the Company:	Williams-Sonoma, Inc. 3250 Van Ness Avenue San Francisco, CA 94109 Attention: VP Compensation and Benefits

If to Optionee, at the address set forth on the Grant Notice. Optionee agrees to notify the Company in writing if Optionee’s address as shown above changes.

4.4 Modifications. This Agreement may be amended, altered or modified adversely to the Optionee’s interests only by a writing signed by each of the parties hereto

4.5 Application to Other Stock. In the event any capital stock of the Company or any other corporation shall be distributed on, with respect to, or in exchange for shares of Stock as a stock dividend, stock split, reclassification or recapitalization in connection with any merger or reorganization or otherwise, all restrictions, rights and obligations set forth in this Agreement shall apply with respect to such other capital stock to the same extent as they are, or would have been applicable, to the Option Shares on or with respect to which such other capital stock was distributed.

4.6 Additional Documents. Each party agrees to execute any and all further documents and writings, and to perform such other actions, which may be or become reasonably necessary or expedient to be made effective and carry out this Agreement.

4.7 No Third-Party Benefits. Except as otherwise expressly provided in this Agreement, none of the provisions of this Agreement shall be for the benefit of, or enforceable by, any third-party beneficiary.

4.8 Successors and Assigns. Except as provided herein to the contrary, this Agreement shall be binding upon and inure to the benefit of the parties, their respective successors and permitted assigns.

4.9 No Assignment. Except as otherwise provided in this Agreement, the Optionee may not assign any of his, her or its rights under this Agreement without the prior written consent of the Company, which consent may be withheld in its sole discretion. The Company shall be permitted to assign its rights or obligations under this Agreement, but no such assignment shall release the Company of any obligations pursuant to this Agreement.

4.10 Severability. The validity, legality or enforceability of the remainder of this Agreement shall not be affected even if one or more of the provisions of this Agreement shall be held to be invalid, illegal or unenforceable in any respect.

4.11 Equitable Relief. The Optionee acknowledges that, in the event of a threatened or actual breach of any of the provisions of this Agreement, damages alone will be an inadequate remedy, and such breach will cause the Company great, immediate and irreparable injury and damage. Accordingly, the Optionee agrees that the Company shall be entitled to injunctive and other equitable relief, and that such relief shall be in addition to, and not in lieu of, any remedies they may have at law or under this Agreement.

4.12 Arbitration.

4.12.1 General. Any controversy, dispute, or claim between the parties to this Agreement, including any claim arising out of, in connection with, or in relation to the formation, interpretation, performance or breach of this Agreement shall be settled exclusively by arbitration, before a single arbitrator, in accordance with this section 4.12 and the then most applicable rules of the American Arbitration Association. Judgment upon any award rendered by the arbitrator may be entered by any state or federal court having jurisdiction thereof. Such arbitration shall be administered by the American Arbitration Association. Arbitration shall be the exclusive remedy for determining any such dispute, regardless of its nature. Notwithstanding the foregoing, either party may in an appropriate matter apply to a court pursuant to California Code of Civil Procedure Section 1281.8, or any comparable provision, for provisional relief, including a temporary restraining order or a preliminary injunction, on the ground that the award to which the applicant may be entitled in arbitration may be rendered ineffectual without provisional relief. Unless mutually agreed by the parties otherwise, any arbitration shall take place in the City of San Francisco, California.

4.12.2 Selection of Arbitrator. In the event the parties are unable to agree upon an arbitrator, the parties shall select a single arbitrator from a list of nine arbitrators drawn by the parties at random from a list of nine persons (which shall be retired judges or corporate or litigation attorneys experienced in stock options and buy-sell agreements) provided by the office of the American Arbitration Association having jurisdiction over San Francisco, California. If the parties are unable to agree upon an arbitrator from the list so drawn, then the parties shall each strike names alternately from the list, with the first to strike being determined by lot. After each party has used four strikes, the remaining name on the list shall be the arbitrator. If such person is unable to serve for any reason, the parties shall repeat this process until an arbitrator is selected.

4.12.3 Applicability of Arbitration; Remedial Authority. This agreement to resolve any disputes by binding arbitration shall extend to claims against any parent, subsidiary or affiliate of each party, and, when acting within such capacity, any officer, director, shareholder, employee or agent of each party, or of any of the above, and shall apply as well to claims arising out of state and federal statutes and local ordinances as well as to claims arising under the common law. In the event of a dispute subject to this paragraph the parties shall be entitled to reasonable discovery subject to the discretion of the arbitrator. The remedial authority of the arbitrator (which shall include the right to grant injunctive or other equitable relief) shall be the same as, but no greater than, would be the remedial power of a court having jurisdiction over the parties and their dispute. The arbitrator shall, upon an appropriate motion, dismiss any claim without an evidentiary hearing if the party bringing the motion establishes that he or it would be entitled to summary judgement if the matter had been pursued in court litigation. In the event of a conflict between the applicable rules of the American Arbitration Association and these procedures, the provisions of these procedures shall govern.

4.12.4 Fees and Costs. Any filing or administrative fees shall be borne initially by the party requesting arbitration. The Company shall be responsible for the costs and fees of the arbitration, unless the Optionee wishes to contribute (up to 50%) of the costs and fees of the arbitration. Notwithstanding the foregoing, the prevailing party in such arbitration, as determined by the arbitrator, and in any enforcement or other court proceedings, shall be entitled, to the extent permitted by law, to reimbursement from the other party for all of the prevailing party’s costs (including but not limited to the arbitrator’s compensation), expenses, and attorneys’ fees.

4.12.5 Award Final and Binding. The arbitrator shall render an award and written opinion, and the award shall be final and binding upon the parties. If any of the provisions of this paragraph, or of this Agreement, are determined to be unlawful or otherwise unenforceable, in whole or in part, such determination shall not affect the validity of the remainder of this Agreement, and this Agreement shall be reformed to the extent necessary to carry out its provisions to the greatest extent possible and to insure that the resolution of all conflicts between the parties, including those arising out of statutory claims, shall be resolved by neutral, binding arbitration. If a court should find that the arbitration provisions of this Agreement are not absolutely binding, then the parties intend any arbitration decision and award to be fully admissible in evidence in any subsequent action, given great weight by any finder of fact, and treated as determinative to the maximum extent permitted by law.

4.13 Headings. The section headings in this Agreement are inserted only as a matter of convenience, and in no way define, limit, extend or interpret the scope of this Agreement or of any particular section.

4.14 Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

4.15 Complete Agreement. This Agreement and the Plan constitute the parties’ entire agreement with respect to the subject matter hereof and supersede all agreements, representations, warranties, statements, promises and understandings, whether oral or written, with respect to the subject matter hereof. Optionee agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator regarding any questions relating to the Plan and this Agreement.

Williams-Sonoma, Inc.	2001 LONG-TERM
Notice of Grant of Stock Options	INCENTIVE PLAN
SAMPLE AGREEMENT FOR
NON-EMPLOYEE BOARD
MEMBER

[Name]

[Address]

Williams-Sonoma, Inc. (the “Company”), pursuant to its 2001 Long-Term Incentive Plan (the “Plan”), hereby grants to [Name] “Optionee”) an option to purchase the number of shares of the Company’s Stock set forth below. By the signatures below both parties agree that this Option is subject to all of the terms and conditions as set forth herein and in the Stock Option Agreement and the Plan, both of which are attached hereto and incorporated herein in their entirety.

Date of Notice:
Option Number:
Grant Date:
Number of Shares Optioned:
Plan:	2001 Long-Term Incentive Plan
Exercise Price per Share:
Type of Option:
Vesting Commencement Date:
Expiration Date:

Vesting Schedule: Subject to accelerated vesting as set forth in duly authorized written agreements by and between Optionee and the Company and to Optionee’s continued service as a Non-employee Director or employee of the Company on each relevant vesting date, the shares of Stock subject to the Option shall vest as follows:

Vesting Period Full Vesting Date	Vesting Type	Shares
________	__________	__________

Additional Terms/Acknowledgements: The undersigned Optionee acknowledges receipt of, and understands and agrees to, this Grant Notice, the Stock Option Agreement and the Plan. Unless otherwise defined herein, capitalized terms used herein shall have the meanings set forth in the Plan and the Stock Option Agreement.

Chief Executive Officer	[Name]
Williams-Sonoma, Inc.

Date	Date

WILLIAMS-SONOMA, INC.

STOCK OPTION AGREEMENT

(Non-Employee Board of Director Grants Under 2001 Long-Term Incentive Plan)

THIS STOCK OPTION AGREEMENT (together with the attached Notice of Grant of Stock Options (the “Grant Notice”), the “Agreement”) is made and entered into as of the date set forth on the Grant Notice by and between Williams-Sonoma, Inc., a California corporation (the “Company”), and the individual (the “Optionee”) set forth on the Grant Notice and the signature page hereof.

A. Pursuant to the Williams-Sonoma, Inc. 2001 Long-Term Incentive Plan (the “Plan”), the Administrator hereby grants to Optionee an option (the “Option”) to purchase the number of shares of the Stock of the Company (the “Shares” or the “Option Shares”) set forth on the Grant Notice, at the exercise price determined as provided therein, and in all respects subject to the terms, definitions and provisions of the Plan, which is incorporated herein by reference.

B. Unless otherwise defined herein, capitalized terms used in this Agreement shall have the meanings set forth in the Plan.

NOW, THEREFORE, in consideration of the mutual agreements contained herein, the Optionee and the Company hereby agree as follows:

1. Grant and Terms of Stock Option.

1.1 Grant of Option. Pursuant to the Grant Notice, the Company hereby grants to the Optionee the right and option to purchase, subject to the terms and conditions set forth in the Plan and this Agreement, all or any part of the number of shares of the Stock of the Company set forth on the Grant Notice at a purchase price per share equal to the exercise price per Share (as may be adjusted in accordance with Section 3(c) of the Plan) set forth on the Grant Notice. This Option is intended to be a Nonqualified Stock Option. Subject to Section 11 of the Plan, in the event of a conflict between the terms and conditions of the plan and the terms and conditions of this Agreement, the terms and conditions of the Plan shall prevail.

1.2 Vesting and Exercisability. Subject to the provisions of the Plan and the other provisions of this Agreement, this Option shall vest and become exercisable in accordance with the schedule set forth in the Grant Notice. Notwithstanding the foregoing, in the event Optionee incurs a Termination of Continuous Service for any reason, including as a result of death or Disability, this Option shall immediately cease vesting and shall be cancelled to the extent of the number of Shares as to which this Option has not vested as of the date of termination. For purposes of this Agreement, a “Termination of Continuous Service” shall mean that the Optionee ceases to be a Non-employee Director of the Company for any reason and has not simultaneously become an employee of the Company or its Subsidiaries or vice versa.

1.3 Term of Option/Termination Period. In no event may any portion of this Option be exercised after the Option Expiration Date set forth on the Grant Notice. In the event

Optionee incurs a Termination of Continuous Service for any reason, this Option shall be cancelled as to any unvested Shares as provided in Section 1.2, and shall terminate and be cancelled with respect to any vested Shares on Option Expiration Date set forth on the Grant Notice. Notwithstanding anything to the foregoing, in no event shall the Expiration Date be a date that is more than ten (10) years from the date of grant.

2. Method of Exercise.

2.1 Delivery of Notice of Exercise. This Option shall be exercisable by notice to the Company either from Optionee’s broker or from Optionee. This notice shall state the election to exercise this Option, the number of Shares in respect of which this Option is being exercised, and such other representations and agreements with respect to such Shares as may be required by the Company pursuant to the provisions of this Agreement and the Plan. Such written notice shall be signed by Optionee (or by Optionee’s beneficiary or other person entitled to exercise this Option in the event of Optionee’s death under the Plan) and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the exercise price. This Option shall not be deemed exercised until the Company receives such written notice accompanied by the exercise price and any other applicable terms and conditions of this Agreement are satisfied. This Option may not be exercised for a fraction of a Share.

2.2 Restrictions on Exercise. No Shares will be issued pursuant to the exercise of this Option unless and until there shall have been full compliance with all applicable requirements of the Securities Act of 1933, as amended (whether by registration or satisfaction of exemption conditions), all Applicable Laws, and all applicable listing requirements of any national securities exchange or other market system on which the Stock is then listed. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be necessary or appropriate, in the judgment of the Administrator, to comply with any Applicable Law. Assuming such compliance, for income tax purposes the exercised Shares will be considered transferred to the Optionee on the date the Option is exercised with respect to such exercised Shares.

2.3 Method of Payment. Payment of the exercise price shall be made in full at the time of exercise in cash or by check payable to the order of the Company, or by any of the following, at the election of Optionee: (i) by delivery of shares of unrestricted Stock already owned by Optionee for a period of at least six months, (ii) by delivery of a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver the Company cash or a check payable and acceptable to the Company to pay the purchase price, in accordance with the terms of the Plan, or (iii) by any combination of the foregoing, including in combination with cash or check payable to the order of the Company. Shares of Stock used to satisfy the exercise price of this Option shall be valued at their Fair Market Value determined on the date of exercise. In addition, the Administrator may impose such other conditions in connection with the delivery of shares of Stock in satisfaction of the exercise price as it deems appropriate in its sole discretion.

3. Non-Transferability of Option. Except as provided herein, this Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution or to a beneficiary designated pursuant to the Plan, and may be exercised during the lifetime of Optionee only by Optionee. This Option may be transferred during the Optionee’s lifetime to one or more members of his or her “immediate family” (as such term is defined pursuant to Rule 701 of the Securities Exchange Act of 1933, as amended, and the regulations thereunder) or to trusts for the benefit of such family members, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of the Plan and this Agreement. Subject to all of the other terms and conditions of this Agreement, following the death of Optionee, this Option may, to the extent it remained unexercised (but vested and exercisable by Optionee in accordance with its terms) on the date of death, be exercised by Optionee’s beneficiary or other person entitled to exercise this Option in the event of Optionee’s death under the Plan.

4. General.

4.1 Withholding Taxes. Optionee agrees to make appropriate arrangements with the Company (or the Parent or Subsidiary employing or retaining Optionee) for the satisfaction of all federal, state, local and foreign income and employment tax withholding requirements applicable to the Option exercise. Optionee acknowledges and agrees that the Company may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

4.2 Governing Law. This Agreement shall be governed by and construed under the internal substantive laws of the state of California, without regard to the conflicts of law provisions of California or any other jurisdiction.

4.3 Notices. Any notice required or permitted under this Agreement shall be given in writing by express courier or by postage prepaid, United States registered or certified mail, return receipt requested, to the address set forth below or to such other address for a party as that party may designate by 10 days advance written notice to the other parties. Notice shall be effective upon the earlier of receipt or 3 days after the mailing of such notice.

If to the Company:	Williams-Sonoma, Inc.
3250 Van Ness Avenue
San Francisco, CA 94109
Attention: VP Compensation and Benefits

If to Optionee, at the address set forth on the Grant Notice. Optionee agrees to notify the Company in writing if Optionee’s address as shown above changes.

4.4 Modifications. This Agreement may be amended, altered or modified adversely to the Optionee’s interests only by a writing signed by each of the parties hereto.

4.5 Application to Other Stock. In the event any capital stock of the Company or any other corporation shall be distributed on, with respect to, or in exchange for shares of Stock as a stock dividend, stock split, reclassification or recapitalization in connection with any merger or reorganization or otherwise, all restrictions, rights and obligations set forth in this Agreement shall apply with respect to such other capital stock to the same extent as they are, or would have been applicable, to the Option Shares on or with respect to which such other capital stock was distributed.

4.6 Additional Documents. Each party agrees to execute any and all further documents and writings, and to perform such other actions, which may be or become reasonably necessary or expedient to be made effective and carry out this Agreement.

4.7 No Third-Party Benefits. Except as otherwise expressly provided in this Agreement, none of the provisions of this Agreement shall be for the benefit of, or enforceable by, any third-party beneficiary.

4.8 Successors and Assigns. Except as provided herein to the contrary, this Agreement shall be binding upon and inure to the benefit of the parties, their respective successors and permitted assigns.

4.9 No Assignment. Except as otherwise provided in this Agreement, the Optionee may not assign any of his, her or its rights under this Agreement without the prior written consent of the Company, which consent may be withheld in its sole discretion. The Company shall be permitted to assign its rights or obligations under this Agreement, but no such assignment shall release the Company of any obligations pursuant to this Agreement.

4.10 Severability. The validity, legality or enforceability of the remainder of this Agreement shall not be affected even if one or more of the provisions of this Agreement shall be held to be invalid, illegal or unenforceable in any respect.

4.11 Equitable Relief. The Optionee acknowledges that, in the event of a threatened or actual breach of any of the provisions of this Agreement, damages alone will be an inadequate remedy, and such breach will cause the Company great, immediate and irreparable injury and damage. Accordingly, the Optionee agrees that the Company shall be entitled to injunctive and other equitable relief, and that such relief shall be in addition to, and not in lieu of, any remedies they may have at law or under this Agreement.

4.12 Arbitration.

4.12.1 General. Any controversy, dispute, or claim between the parties to this Agreement, including any claim arising out of, in connection with, or in relation to the formation, interpretation, performance or breach of this Agreement shall be settled exclusively by arbitration, before a single arbitrator, in accordance with this Section 4.12 and the then most applicable rules of the American Arbitration Association. Judgment upon any award rendered by the arbitrator may be entered by any state or federal court having jurisdiction thereof. Such arbitration shall be administered by the American Arbitration Association. Arbitration shall be the exclusive remedy for determining any such dispute, regardless of its nature. Notwithstanding the foregoing, either party may in an appropriate matter apply to a court pursuant to California Code of Civil Procedure Section 1281.8, or any comparable provision, for provisional relief, including a temporary restraining order or a preliminary injunction, on the ground that the award to which the applicant may be entitled in arbitration may be rendered ineffectual without provisional relief. Unless mutually agreed by the parties otherwise, any arbitration shall take place in the City of San Francisco, California.

4.12.2 Selection of Arbitrator. In the event the parties are unable to agree upon an arbitrator, the parties shall select a single arbitrator from a list of nine arbitrators drawn by the parties at random from a list of nine persons (which shall be retired judges or corporate or litigation attorneys experienced in stock options and buy-sell agreements) provided by the office of the American Arbitration Association having jurisdiction over San Francisco, California. If the parties are unable to agree upon an arbitrator from the list so drawn, then the parties shall each strike names alternately from the list, with the first to strike being determined by lot. After each party has used four strikes, the remaining name on the list shall be the arbitrator. If such person is unable to serve for any reason, the parties shall repeat this process until an arbitrator is selected.

4.12.3 Applicability of Arbitration; Remedial Authority. This agreement to resolve any disputes by binding arbitration shall extend to claims against any parent, subsidiary or affiliate of each party, and, when acting within such capacity, any officer, director, shareholder, employee or agent of each party, or of any of the above, and shall apply as well to claims arising out of state and federal statutes and local ordinances as well as to claims arising under the common law. In the event of a dispute subject to this paragraph the parties shall be entitled to reasonable discovery subject to the discretion of the arbitrator. The remedial authority of the arbitrator (which shall include the right to grant injunctive or other equitable relief) shall be the same as, but no greater than, would be the remedial power of a court having jurisdiction over the parties and their dispute. The arbitrator shall, upon an appropriate motion, dismiss any claim without an evidentiary hearing if the party bringing the motion establishes that he or it would be entitled to summary judgement if the matter had been pursued in court litigation. In the event of a conflict between the applicable rules of the American Arbitration Association and these procedures, the provisions of these procedures shall govern.

4.12.4 Fees and Costs. Any filing or administrative fees shall be borne initially by the party requesting arbitration. The Company shall be responsible for the costs and fees of the arbitration, unless the Optionee wishes to contribute (up to 50%) of the costs and fees of the arbitration. Notwithstanding the foregoing, the prevailing party in such arbitration, as determined by the arbitrator, and in any enforcement or other court proceedings, shall be entitled, to the extent permitted by law, to reimbursement from the other party for all of the prevailing party’s costs (including but not limited to the arbitrator’s compensation), expenses, and attorneys’ fees.

4.12.5 Award Final and Binding. The arbitrator shall render an award and written opinion, and the award shall be final and binding upon the parties. If any of the provisions of this paragraph, or of this Agreement, are determined to be unlawful or otherwise unenforceable, in whole or in part, such determination shall not affect the validity of the remainder of this Agreement, and this Agreement shall be reformed to the extent necessary to carry out its provisions to the greatest extent possible and to insure that the resolution of all conflicts between the parties, including those arising out of statutory claims, shall be resolved by neutral, binding arbitration. If a court should find that the arbitration provisions of this Agreement are not absolutely binding, then the parties intend any arbitration decision and award to be fully admissible in evidence in any subsequent action, given great weight by any finder of fact, and treated as determinative to the maximum extent permitted by law.

4.13 Headings. The section headings in this Agreement are inserted only as a matter of convenience, and in no way define, limit, extend or interpret the scope of this Agreement or of any particular section.

4.14 Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

4.15 Complete Agreement. This Agreement and the Plan constitute the parties’ entire agreement with respect to the subject matter hereof and supersede all agreements, representations, warranties, statements, promises and understandings, whether oral or written, with respect to the subject matter hereof. Optionee agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator regarding any questions relating to the Plan and this Agreement.